                                                                    EXHIBIT 10.5

                                                         Private Client Group

                                                         MERRILL LYNCH BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         33 West Monroe Street
                                                         22nd Floor
[LOGO OF MERRILL LYNCH APPEARS HERE]                     Chicago, Illinois 60603
                                                         312/845-1020
                                                         FAX 312/845-9093

                                                         January 20, 1998

Barbeques Galore, Inc.
15041bake Parkway, Suite A
Irvine, CA 92618

        RE: AMENDMENT TO LOAN DOCUMENTS

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Barbeques Galore, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 231-07T10 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS ("Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date", the Loan Documents are hereby amended as follows:

1. The term "Maturity Date" shall mean February 28, 1998.

2. The "Line Fee" for the period ending shall be $2,083.33. Customer hereby authorizes and directs MLBFS to charge said amount to the WCMA Account No. 231-07T10 on or at any time after the Effective Date.

3. The following locations are now additional "Locations of Tangible
Collateral":

        1076 N. El Camino Real, Encinitas, CA 92024-1320
        620 W. Francisco Blvd. San Rafael, CA 94901
        4765 FM 1960 West, Suite H, Houston, TX 77069
        25550 North The Old Road, Valencia, Ca 91381
        2267 S. Stemmons Fwy, #604, Lewisville, TX 75067

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreement providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Barbeques Galore, Inc.
January 20, 1998
Page No. 2


Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) neither Customer nor any of said Guarantors has any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (iv) neither Customer nor any of said Guarantors has any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; (ii) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; (iii) 11/30/97 store-by-store income statements; (iv) updated UCC-1 filings on new stores; and (v) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

MLBFS requests that as soon as feasible Customer furnish to MLBFS the following item (however, the Effective Date of this Letter Agreement is not conditioned upon the receipt of the such item):

        Final Copy of The Galore Group (U.S.A.), Inc.'s Audited Financial Statements for FYE 1/31/97.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.



By:   /s/ Heather Wise
   -----------------------------------------
      Heather Wise
      Credit Services Account Manager

Barbeques Galore, Inc.
January 20, 1998
Page No. 3



Accepted:

BARBEQUES GALORE, INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------



Approved:

THE GALORE GROUP (U.S.A.), INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------



POOL PATIO'N THINGS, INC.


By:              Kevin Ralphs
   -----------------------------------

Printed Name:    Kevin Ralphs
             -------------------------

Title:               C.F.O.
      --------------------------------


                                                                                        THIS STATEMENT IS PRESENTED TO A FILING
                                                                                        OFFICER FOR FILING PURSUANT TO THE
                                                                                        UNIFORM COMMERCIAL CODE.
                                                                                    ---------------------------------------------
                                                                                    11. [_] CHECK TO REQUEST SAME DEBTOR
                                                                                    SEARCH CERTIFICATE (INSTRUCTION B.11)
---------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR (IF PERSONAL) LAST NAME                   FIRST NAME             M.I           1A. PREFIX         1B. SUFFIX
Barbeques Galore, Inc.
---------------------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS                                             1D. CITY, STATE                             1E. ZIP CODE
5041 Bake Parkway, Suite A                                      Irvine, CA                                  92718
---------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME        FIRST NAME             M.I.          2A. PREFIX         2B. SUFFIX

---------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                             2D. CITY, STATE                             2E. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY (IF PERSONAL) LAST NAME            FIRST NAME             M.I.
Merrill Lynch Business Financial Services Inc.
---------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                             3B. CITY, STATE                             3C. ZIP CODE
33 West Monroe, 22nd Floor                                      Chicago, IL                                 60603
---------------------------------------------------------------------------------------------------------------------------------
4. ADDITIONAL SECURED PARTY (IF ANY)

---------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                             4B. CITY, STATE                             4C. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------------
5. ORIGINAL FINANCING STATEMENT NUMBER      5A. ORIGINAL DATE FILED           6. CHECK           THIS FINANCING STATEMENT CHANGE
104243                                      5/29/97                              IF              IS TO BE FILED IN THE REAL ESTATE
                                                                                 APPLICABLE [ ]  RECORDS. NO. OF ADDITIONAL SHEETS
                                                                                                 PRESENTED      1
---------------------------------------------------------------------------------------------------------------------------------
7.  A.  [ X ]  AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION 8.7(A))
---------------------------------------------------------------------------------------------------------------------------------
    B.         TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE
        [   ]  ASSIGNEE WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION 8.7(B))
---------------------------------------------------------------------------------------------------------------------------------
    C.         PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
        [   ]  (INSTRUCTION 8.7(C))
---------------------------------------------------------------------------------------------------------------------------------
    D.  [   ]  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION 8.7(D))
---------------------------------------------------------------------------------------------------------------------------------
    E.  [   ]  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL (INSTRUCTION 8.7(E))
---------------------------------------------------------------------------------------------------------------------------------
    F.  [   ]  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW.
               (INSTRUCTION 8.7(F))
---------------------------------------------------------------------------------------------------------------------------------
    G.  [   ]  TERMINATION - THE SECURED PARTY(IES) OR RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
               TERMINATED. (INSTRUCTION 8.7(G))
---------------------------------------------------------------------------------------------------------------------------------
8.  The collateral is hereby amended to include Exhibit A:





                                                                                CSC#/M000023/98-000185/1/1 TX: Texas SOS
---------------------------------------------------------------------------------------------------------------------------------
9. SIGNATURE(S)    Barbeques Galore, Inc.                                       THIS SPACE FOR USE OF FILING OFFICER
   OF                                    By:  /s/ K. Ralphs C.F.O.              (DATE, TIME, NUMBER, FILING OFFICER)
   DEBTOR(S)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE(S)    Merrill Lynch Business Financial Services Inc.
   OF
   SECURED PARTY(IES)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
10. Return copy to:



NAME            CSC NETWORKS/PHL&FS
ADDRESS         1013 Centre Rd.
CITY            Wilmington, DE 18905-1297
STATE
ZIP
---------------------------------------------------------------------------------------------------------------------------------
                                STANDARD FORM - FORM UCC-3 (REV. 9/1/92) COPYRIGHT 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                 REORDER FROM: CSC Networks, 500 Central Avenue, Albany, NY 12206
(1) Filing Officer Copy-Numerical

                                  EXHIBIT A
                                  ---------


Locations of tangible collateral shall now mean:

Arlington                       Plano
---------                       -----
Coopers Street Plaza            1801 Preston Road, Suite A
4605 S. Cooper Street           Plano, TX 75093
Arlington, TX 76017             (972) 735-8185
(817) 467-4900

University Park                 Westheimer
---------------                 ----------
4360 Lovers Lane                Mariner Village/Miracle Mile
Dallas, TX 75205                6429 Westheimer
(214) 696-0030                  Houston, TX 77057
                                (713) 953-7030

Grapevine                       Fountains
---------                       ---------
1419 State Hwy. 114 West        11355 Fountain Lakes Drive
Suite 412                       Stafford, TX 77477
Grapevine, TX 76051             (281) 494-9800
(817) 421-9052

Austin                          University Park
------                          ---------------
9333 Rescarch Blvd.             4360 Lovers Lane
Bldg. C, Suite 200              Dallas, TX 75225
Austin, TX 78759                (214) 696-0030
(512) 345-1146

San Antonio                     Champions
-----------                     ---------
327 NW Loop 410, Suite 101      4765 FM 1960 West, Suite H
San Antonio, TX 78216           Houston, TX 77069
(210) 375-2070                  (281) 880-9291

Lewisville
----------
2267 S. Stemmons Fwy, #604
Lewisville, TX 75067
(972) 315-3364

All Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Debtor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, and all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds).

In accordance with the terms of a certain Loan Agreement between Debtor and Secured Party, Debtor has agreed that except for certain "Permitted Liens" (as defined in said Loan Agreement), Debtor will not further encumber any of the above property without the prior written consent of Secured Party.